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                                  EXHIBIT 99.1
           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                               AS OF JULY 2, 2007

As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW
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                                                                                         UNAUDITED
                                                                                       AVERAGE PER DAY
RIG       RATED                                     ESTIMATED        ESTIMATED          OPERATING COSTS          ADDITIONAL
NAME      WATER    LOCATION     CUSTOMER            CONTRACT         CONTRACT           (NOT INCLUDING            COMMENTS
          DEPTH                                     END DATE         DAYRATE             TAX) FOR THE
                                                                                        THREE MONTHS
                                                                                        ENDED MAY 31,
                                                                                         2007/MONTH
                                                                                        ENDED MAY 31,
                                                                                         2007 ONLY
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SEMISUBMERSIBLES:

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ATWOOD    5000'    Australia    BHP BILLITON        FIRM WORK -       1 well at         $102,000/$109,000       Wells are
EAGLE                           PETROLEUM PTY       (5 wells          approximately                             subject to a
                                ("BHPB")            remaining         $150,000                                  change in
                                                    including         (currently being                          sequence and a
                                                    current           drilled)                                  portion of the
                                                    operation)        3 wells at                                dayrate is
                                                    November 2007     approximately                             subject to
                                                                      $160,000                                  some change
                                                                      1 well at                                 due to
                                                                      approximately                             currency
                                                                      $170,000                                  exchange rate
                                                                                                                variance.
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                                      -1-
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                   Australia    BHPB                OPTIONS -         Approximately     N/A                     A portion of the
                                                    (2 wells)         $170,000                                  dayrate is subject
                                                    January 2008 if                                             to some change due
                                                    the two remaining                                           to currency
                                                    option wells are                                            exchange rate
                                                    drilled.                                                    variance.
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                   Australia    ENI Spa AGIP        FIRM WORK -       $360,000          N/A                     We expect the well
                                EXPLORATION &       (1 well)                                                    to take 40 to 45
                                PRODUCTION          February/March 2008                                         days to complete.
                                DIVISION ("ENI")    (assuming that  the
                                                    two above option
                                                    wells are drilled)
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                   Australia    WOODSIDE            FIRM WORK -       $405,000          N/A                     A portion of the
                                ENERGY LTD          (2 years)                                                   dayrate is subject
                                ("WOODSIDE")        March 2010                                                  to some change due
                                                    (assuming that the                                          to currency
                                                    two above option                                            exchange rate
                                                    wells are drilled)                                          variance.
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                   Australia    N/A                 N/A               N/A               N/A                     The rig is expected
                                                                                                                to incur ten to
                                                                                                                fourteen zero rate
                                                                                                                days during the
                                                                                                                first or second
                                                                                                                quarter of fiscal
                                                                                                                year 2008 for
                                                                                                                required regulatory
                                                                                                                inspections and
                                                                                                                planned maintenance.
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                                      -2-
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ATWOOD    5,000'   Mauritania/  WOODSIDE            FIRM WORK -       $240,000          $71,000/$71,000         The rig is
HUNTER             Libya                            April/May 2008    (Mauritania)                              currently working
                                                                      $245,000 (Libya)                          offshore Libya.



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                   TBD          WOODSIDE            OPTIONS -         TBD               N/A
                                                    Two (2)
                                                    six-month
                                                    options.
                                                    April/May
                                                    2009, if
                                                    exercised at
                                                    negotiated
                                                    market rate.
                                                    (Agreement
                                                    has to be
                                                    executed by
                                                    November 2007)


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                   TBD          N/A                 N/A                N/A              N/A                       The rig could
                                                                                                                  incur around five
                                                                                                                  to ten zero rate
                                                                                                                  days during the
                                                                                                                  fourth quarter of
                                                                                                                  fiscal year 2007
                                                                                                                  for upgrades and
                                                                                                                  planned
                                                                                                                  maintenance.
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ATWOOD    5,000'   Malaysia     SARAWAK SHELL       FIRM WORK -        $113,000         $52,000/$52,000           (The $24 million
FALCON                          BERHAD ("SHELL")    July 10, 2007                                                 Shell
                                                                                                                  reimbursement is
                                                                                                                  being amortized
                                                                                                                  as revenues over
                                                                                                                  the remaining
                                                                                                                  firm contract
                                                                                                                  commitment
                                                                                                                  following the
                                                                                                                  upgrade (32
                                                                                                                  months) which
                                                                                                                  will increase
                                                                                                                  dayrate revenues
                                                                                                                  by approximately
                                                                                                                  $24,000.)

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                   Malaysia      SHELL              FIRM WORK -        $160,000/        N/A                       Most of the work
                                                    (2 years)          $200,000                                   during this
                                                    July 2009          (dayrate                                   period is
                                                                       depends on                                 expected to be at
                                                                       water depth of                             the $160,000
                                                                       each well)                                 dayrate level.

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                   Malaysia      SHELL              OPTION -           TBD              N/A
                                                    (1 year)
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                                      -3-
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ATWOOD    2,000'   Turkey        TURKIYE            FIRM WORK          3 wells at       $51,000/$55,000           There is a
SOUTHERN                         PETROLLERI A.O.    (4 wells)          $290,000                                   possibility that
CROSS                            ("TPAO")           Early December     1 well at                                  one well could
                                                    2007               $320,000                                   be deferred
                                                                                                                  until after the
                                                                                                                  Melrose drilling
                                                                                                                  program.
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                   Bulgaria      MELROSE            FIRM WORK -        $145,000         N/A
                                                    (2 wells)
                                                    Early February
                                                    2008

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                   Bulgaria      MELROSE            FIRM WORK -        $380,000         N/A
                                                    (1 well)
                                                    March 2008

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                   TBD           N/A                N/A                N/A              N/A                       The rig could
                                                                                                                  incur five to
                                                                                                                  ten zero rate
                                                                                                                  days during the
                                                                                                                  fourth quarter
                                                                                                                  of fiscal year
                                                                                                                  2007 or possibly
                                                                                                                  first quarter of
                                                                                                                  fiscal year 2008
                                                                                                                  for regulatory
                                                                                                                  inspections.
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CANTILEVER JACK-UPS:

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ATWOOD    400'     India         GUJARAT STATE      FIRM WORK -        $113,000         $38,000/$38,000
BEACON                           PETROLEUM          January 2008
                                 CORPORATION LTD
                                 ("GSPC")


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                   India         GSPC               FIRM WORK -        $133,500         N/A
                                                    (12 months)
                                                    January 2009

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                   India         GSPC               OPTIONS - (1       TBD              N/A
                                                    year)

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                                      -4-
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VICKSBURG 300'     Thailand      CHEVRON OVERSEAS   FIRM WORK -        $154,000         $35,000/$38,000
                                 PETROLEUM          (2 years)
                                 ("CHEVRON")        June 2009


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                   Thailand      N/A                N/A                N/A              N/A                       The rig is
                                                                                                                  expected to
                                                                                                                  incur ten to
                                                                                                                  fourteen zero
                                                                                                                  rate days during
                                                                                                                  the last quarter
                                                                                                                  of fiscal year
                                                                                                                  2007 for
                                                                                                                  required
                                                                                                                  regulatory
                                                                                                                  inspections.
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SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK   1,800'   Equatorial    AMERADA HESS       FIRM WORK -        $71,900          $79,000/$72,000           Contract
                   Guinea        EQUATORIAL         September 2008     (plus                                      provides for
                                 GUINEA, INC.                          approximately                              dayrate
                                 ("HESS")                              $19,000 of                                 increases based
                                                                       amortized per                              upon certain
                                                                       day revenue.)                              cost escalations
                                                                                                                  as well as an
                                                                                                                  approximately
                                                                                                                  $15,000 per day
                                                                                                                  reduction during
                                                                                                                  periods when the
                                                                                                                  rig is being
                                                                                                                  relocated to a
                                                                                                                  new drilling site.
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                   Equatorial    HESS               OPTIONS -          $71,900          N/A                       Dayrate subject
                   Guinea                           (2 years)                                                     to increase due
                                                    September                                                     to contract cost
                                                    2010                                                          escalations.
                                                    (if all four
                                                    six-month
                                                    options are
                                                    exercised)

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SUBMERSIBLE:

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RICHMOND  70'      US Gulf of    HELIS OIL & GAS    FIRM WORK -        $80,000          $38,000/$36,000
                   Mexico        ("HELIS")          October 2007

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                   US Gulf of    N/A                N/A                N/A              N/A                       The rig could
                   Mexico                                                                                         incur fourteen to
                                                                                                                  twenty-one
                                                                                                                  zero rate days
                                                                                                                  during the fourth
                                                                                                                  quarter of fiscal
                                                                                                                  year 2007 or  the
                                                                                                                  first or second
                                                                                                                  quarter of fiscal
                                                                                                                  year 2008 for
                                                                                                                  required
                                                                                                                  regulatory
                                                                                                                  inspections and
                                                                                                                  planned
                                                                                                                  maintenance.
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NOTE - EXPECTED TAX RATE

         1) The effective tax rate for fiscal year 2007 is now expected to be around 15%. Virtually all of the Company's expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

                        PER DAY FOR MAY 2007               $ 16,000